New Covenant Growth Fund
     New Covenant Income Fund
     New Covenant Balanced Growth Fund
     New Covenant Balance Income Fund

     Supplement dated January 1, 2004 to prospectus dated October 15, 2003 and Statement of Additional Information dated October 24, 2003

As of January 1, 2004, New Covenant Funds Distributor, Inc.
serves as the distributor for the New Covenant Funds (the
"Trust"). Effective on or about April 1, 2004, BISYS Fund
Services Ohio, Inc. ("BISYS") will assume the duties as the Trust's administrator and transfer agent.

All references to the Trust's distributor and to PFPC Inc. ("PFPC") in the Prospectus on pages 27 through 34, on the Account Application, or Statement of Additional Information ("SAI") are replaced with New Covenant Funds Distributor, Inc. and BISYS, respectively.

BISYS IS LOCATED AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219. THE
TRUST'S TOLL-FREE TELEPHONE NUMBER WILL NOT CHANGE. PLEASE
CONTINUE TO CALL 1-877-835-4531 FOR INFORMATION OR ASSISTANCE.

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Additionally, the following information replaces the paragraph under the heading "Distributor" on page 24 of the SAI:

Effective January 1, 2004, New Covenant Funds Distributor, Inc. (an affiliate of BISYS Fund Services Ohio, Inc.) serves as the principal underwriter (the "Distributor") for the Trust pursuant to a Distribution Agreement. The Agreement is for an initial two-year term and is renewable annually thereafter. The Agreement is terminable without penalty on sixty days written notice, by the Trust's Board of Trustees, by vote of a majority of the outstanding voting securities of the Trust, or by the Distributor. The Agreement will also terminate automatically in the event of its assignment. Currently, the Funds do not pay any fees to the Distributor. The Distributor has entered into a Distribution Services Agreement with the Adviser in connection with distribution of the Funds' shares, effective January 1, 2004. Under the Distribution Services Agreement, the Distributor provides certain sales support services to the Adviser. For these services, the Adviser has paid the Distributor an implementation fee of $25,000 and pays or reimburses the Distributor for all out-of-pocket expenses incurred in connection with providing services under the Distribution Services Agreement. The Distributor's business address is 3435 Stelzer Road, Columbus, Ohio 43219.

The following information replaces the paragraph under the heading "Transfer Agent" on page 24 of the SAI:

Effective on or about April 1, 2004, BISYS Fund Services
Ohio, Inc. ("BISYS") provides transfer agency services for the Funds. As part of these services, BISYS processes shareholder transactions and provides shareholder information services, compliance reporting, and anti-money laundering services. BISYS maintains the Trust's records in connection with the services it provides. BISYS' business address is 3435 Stelzer Road, Columbus, Ohio 43219.

The following information replaces the paragraph and the heading
"Services Agreement and Accounting Services Agreement" on page 24 of the SAI:

ADMINISTRATION AGREEMENT AND FUND ACCOUNTING AGREEMENT

Effective on or about April 1, 2004, BISYS provides fund accounting and administrative services to the Funds. The Trust has a Fund Accounting Agreement and an Administration
Agreement (the " Service Agreements") with BISYS. Under the Service Agreements, BISYS provides fund accounting and administrative services to the Funds. The services include the day-to-day administration of matters necessary to each Fund's operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Funds' activities, calculation of each Fund's net asset value in accordance with the provisions of the Funds' current prospectus, and certain supplemental services in connection with the Trust's obligations under the Sarbanes-Oxley Act of 2002.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.